UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

Vivid Seats Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40926	86-3355184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 E. Washington St., Ste. 900
Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 312 291-9966

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	SEATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the Current Report on Form 8-K filed by Vivid Seats Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on October 20, 2025 (as amended by the Current Report on Form 8-K/A filed by the Company with the SEC on October 23, 2025 the “Signing 8-K”). The information set forth under Item 1.01 of the Signing 8-K is incorporated by reference in this Item 1.01. Capitalized terms used but not defined in this Current Report on Form 8-K (this “Report”) have the meanings given to them in the Signing 8-K.

As disclosed in the Signing 8-K, on October 19, 2025, the Company entered into the CSA with Hoya Intermediate and the TRA Parties. The closing of the Corporate Simplification and the other transactions contemplated by the CSA was consummated over the two Business Days ended on October 31, 2025 (the “Closing”). In connection with the Closing, the Company issued the Amended and Restated Corporation Warrants pursuant to the Warrant Agreement, dated October 31, 2025, between the Company and Continental Stock Transfer & Trust Company, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Report is incorporated by reference in this Item 1.02. In connection with the Closing, all rights and obligations under the TRA and the LLC Agreement were terminated, in each case other than certain terms thereof that expressly survived.

Item 2.02 Results of Operations and Financial Condition.

On November 6, 2025, the Company issued a press release providing financial results for the third quarter ended September 30, 2025, a copy of which is furnished as Exhibit 99.1 hereto.

The information set forth under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Report is incorporated by reference in this Item 3.02. The Company’s issuance of the Amended and Restated Corporation Warrants did not involve an underwriter and was not registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) and the representations made by the TRA Parties in the CSA.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer & Chief Financial Officer Transition

On November 3, 2025, the Company’s Board of Directors (the “Board”) appointed Lawrence Fey as the Company’s Chief Executive Officer and as a Class I director, effective immediately. Mr. Fey succeeds Stanley Chia, who mutually agreed with the Board to implement this leadership transition by stepping down from his position as Chief Executive Officer and resigning from the Board on the same effective date. Mr. Chia’s resignation from the Board was not because of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Mr. Chia will continue to serve as a non-officer employee of the Company, to assist with the transition of his responsibilities, until December 1, 2025. Prior to this appointment, Mr. Fey served as the Company’s Chief Financial Officer. Edward Pickus, the Company’s Chief Accounting Officer, was appointed to simultaneously serve as Interim Chief Financial Officer until a successor Chief Financial Officer is identified.

A biography of Mr. Fey, age 45, is set forth under “Item 1. Business ‒ Information About Our Executive Officers” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”) and is incorporated by reference herein.

Mr. Pickus, age 40, has served as the Company’s Chief Accounting Officer since 2022 and has held various senior positions since joining the Company in 2013. He is a graduate of the University of Michigan and a Certified Public Accountant.

Mr. Fey and Mr. Pickus: (i) were not selected to serve in their new positions pursuant to an arrangement or understanding with any other person; (ii) do not have a family relationship with any of the Company’s other directors and executive officers; (iii) do not have an interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K; and (iv) will receive compensation for serving in their new positions that will be determined at a future date and disclosed in an amendment to this Report. Mr. Fey will not receive compensation for his service as a director.

In connection with his separation, Mr. Chia will be entitled to receive the benefits associated with the “Qualifying Termination” provisions of his employment agreement with the Company, which is filed as Exhibits 10.25 and 10.26 to the 2024 Form 10-K.

Other Executive Officer Changes

On November 3, 2025, Riva Bakal stepped down from her position as the Company’s Chief Customer & Supply Officer, effective immediately. Ms. Bakal will continue to serve as a non-officer employee of the Company, to assist with the transition of her responsibilities, until November 14, 2025. In connection with her separation, Ms. Bakal will be entitled to receive the benefits associated with the “Qualifying Termination” provisions of her employment agreement with the Company, which is filed as Exhibits 10.30 and 10.31 to the 2024 Form 10-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1

Corporate Simplification Agreement, dated October 19, 2025, among Vivid Seats Inc., Hoya Intermediate, LLC, and the TRA Parties named therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Vivid Seats Inc. on October 20, 2025)

10.2	Private Warrant Agreement, dated October 31, 2025, between Vivid Seats Inc. and Continental Stock Transfer & Trust Company
99.1	Press release issued by Vivid Seats Inc., dated November 6, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivid Seats Inc.

Date:	November 6, 2025	By:	/s/ Lawrence Fey
Lawrence Fey Chief Excutive Officer